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                                                                    EXHIBIT 23.2

                              ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 5, 1999 included in Advanced Energy Industries, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement (File No. 333-87459).

                                          /S/ ARTHUR ANDERSEN LLP

Denver, Colorado,
October 22, 1999.